UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported: February 21, 2000)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


            IOWA                         0-21459                 42-1459712
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


          699 WALNUT STREET
           DES MOINES, IOWA                                 50309-3948
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:    (515) 362-3600

ITEM 5.   OTHER EVENTS

          Please see the News Release attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERUS LIFE HOLDINGS, INC.

                                        By: /s/ Victor N. Daley
                                            -----------------------------
                                            Victor N. Daley
                                            Executive Vice President
                                            Chief Administrator &
Dated:  February 21, 2000                   Human Resources Officer